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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 13, 2002
                                                 -------------------


                             DIGI INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-17972               41-1532464
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



          11001 BREN ROAD EAST
         MINNETONKA, MINNESOTA                               55343
-----------------------------------------         -----------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (952) 912-3444
                                                   ----------------------------




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Item 7.  Financial Statements and Exhibits.

         On February 13, 2002, Digi International Inc. ("Digi") completed its merger with NetSilicon, Inc. ("NetSilicon"). Pursuant to the Agreement and Plan of Merger, dated as of October 30, 2001, among Digi, Dove Sub Inc., a wholly owned subsidiary of Digi ("Dove Sub"), and NetSilicon (the "Merger Agreement"), NetSilicon merged with and into Dove Sub (the "Merger"). Dove Sub, as the surviving corporation in the Merger, will remain a wholly owned subsidiary of Digi and has adopted the name "NetSilicon, Inc." in connection with the Merger.

         This Current Report on Form 8-K/A includes certain financial information required by Item 7 that was not contained in the Current Report on Form 8-K dated and filed February 22, 2002 (File No. 0-17972) relating to the Merger.

         The following information follows or is attached hereto as an exhibit:

         (a)      Financial Statements of NetSilicon.

                  The following information is attached hereto as Exhibit 99.2:

                  Report of Independent Certified Public Accountants

                  Consolidated Balance Sheets as of January 31, 2002 and 2001

                  Consolidated Statements of Operations for the Year Ended January 31, 2002, 2001 and 2000

                  Consolidated Statements of Stockholders' Equity (Deficit) for the Years Ended January 31, 2002, 2001 and 2000

                  Consolidated Statements of Cash Flows for the Years Ended January 31, 2002, 2001 and 2000

                  Notes to Consolidated Financial Statements

         (b)      Pro Forma Financial Information.

                  The following information is attached hereto as Exhibit 99.3:

                  (i)      NetSilicon

                           Introduction to Unaudited Pro Forma Combined
                           Condensed Statement of Operations

                           Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 2001

                           Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                  (ii)     Digi International Inc.

                           Introduction to Unaudited Pro Forma Combined
                           Condensed Financial Statements

                           Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2001

                           Unaudited Pro Forma Combined Condensed Statement of Operations for the three months ended December 31, 2001

                           Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 2001

                           Notes to Unaudited Pro Forma Combined Condensed Financial Statements

         (c)      Exhibits.

                  2 Agreement and Plan of Merger among Digi International Inc., Dove Sub Inc. and NetSilicon, Inc., dated as of October 30, 2001 (incorporated by reference to Annex A to the joint proxy statement/prospectus dated

                                       2

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                           January 9, 2002, included in a Registration Statement
                           on Form S-4 filed by Digi International Inc. on January 4, 2002, as amended (Reg. No. 333-74118)).

                  23       Consent of Independent Certified Public Accountants.

                  99.1 Press Release dated February 13, 2002 (incorporated by reference to Exhibit 99 to the Registrant's Current Report on Form 8-K dated February 13, 2002 and filed with the Commission on February 22, 2002 (File No. 0-17972)).

                  99.2     Financial Statements of NetSilicon.

                  99.3     Pro Forma Financial Information.


                                       3

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DIGI INTERNATIONAL INC.



Date:  April 26, 2002             By /s/ Subramanian Krishnan
                                     --------------------------------------
                                     Subramanian Krishnan
                                     Senior Vice President,
                                     Chief Financial Officer and Treasurer




                                       4

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                                  EXHIBIT INDEX



No.     Exhibit                                                                         Manner of Filing
---     -------                                                                         ----------------
2       Agreement and Plan of Merger among Digi International Inc., Dove Sub Inc.       Incorporated by
        and NetSilicon, Inc., dated as of October 30, 2001 (incorporated by             Reference
        reference to Annex A to the joint proxy statement/prospectus dated January
        9, 2002, included in a Registration Statement on Form S-4 filed by Digi
        International Inc. on January 4, 2002, as amended (Reg. No. 333-74118)).

23      Consent of Independent Certified Public Accountants.                            Filed
                                                                                        Electronically

99.1    Press Release dated February 13, 2002 (incorporated by reference to Exhibit     Incorporated by
        99 to the Registrant's Current Report on Form 8-K dated February 13, 2002       Reference
        and filed with the Commission on February 22, 2002 (File No. 0-17972)).

99.2    Financial Statements of NetSilicon.                                             Filed
                                                                                        Electronically

99.3    Pro Forma Financial Information.                                                Filed
                                                                                        Electronically

